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                                                                EXHIBIT NO. 1.2

                          PROVINCE OF BRITISH COLUMBIA
                                   COMPANY ACT
                                    ARTICLES
                                       OF

                             STIRRUP CREEK GOLD LTD.

                                     PART I
                                 INTERPRETATION

     1.1 In these articles, unless there is something in the subject or context inconsistent therewith:

     "Board", "Board of Directors" and "directors" mean the directors or sole director of the company for the time being.

     "company" means the company named at the head of these articles.

     "COMPANY ACT" means the COMPANY ACT of the Province of British Columbia as from time to time enacted and all amendments thereto and includes the regulations made pursuant thereto.

     "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the company means the person registered in the register of members in respect of such share.

     "solicitor of the company" means any partner, associate or articled student of the law firm retained by the company in respect of the matter in connection with which the term is used.

     1.2 References in these articles to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

     1.3 Words in these articles importing the singular include the plural, and vice versa, and words importing a male person include a female person and a corporation.

     1.4 Any words or phrases defined in the COMPANY ACT shall, if not inconsistent with the subject or context, bear the same meaning when used in these articles.

     1.5 The rules of construction contained in the INTERPRETATION ACT of the Province of British Columbia shall apply, mutatis mutandis, to the interpretation of these articles.

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                                       2


                                    PART 2
                         SHARES AND SHARE CERTIFICATES


     2.1 Subject to the requirements of the COMPANY ACT, every share certificate issued by the company shall be in such form as the directors approve.

     2.2 In respect of shares held jointly by several persons, the company shall not be bound to issue more than one certificate, and delivery of a certificate for such shares to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all.

     2.3 The company shall not be bound to issue certificates representing redeemable shares if such shares are to be redeemed within one month of the date on which they were allotted.

     2.4 Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

     2.5 A share certificate which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the COMPANY ACT, is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of such certificate.

     2.6 Except as required by law, statute or these articles, no person shall be recognized by the company as holding any share upon any trust, and the company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share (except only as by law, statute or these articles provided or as ordered by a court of competent jurisdiction) or any other rights in respect of any share, except an absolute right to the entirety thereof in its registered holder.

                                    PART 3
                                ISSUE OF SHARES

     3.1 Subject to the requirements of the COMPANY ACT with respect to PRO RATA offerings and otherwise and to any direction to the contrary, save for a direction which, at the discretion of the directors, may not be proceeded with, contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the directors who may, subject to the rights of the holders of the shares of the company for the time


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                                       3

being outstanding, issue, allot, sell or otherwise dispose of and grant options on or otherwise deal in shares authorized but not outstanding, and outstanding shares held by the company, at such times, to such persons (including directors), in such manner, upon such terms and conditions and at such prices or for such consideration, as the directors, in their absolute discretion, may determine.

     3.2 Subject to the provisions of the COMPANY ACT, the company, or the directors on behalf of the company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares in the company.

                                    PART 4
                               SHARE REGISTERS

     4.1 Subject to the provisions of the COMPANY ACT, the company may keep or cause to be kept within British Columbia by a trust company one or more branch registers of members and may cause to be kept outside British Columbia one or more branch registers of members.

                                    PART 5
                              TRANSFER OF SHARES

     5.1 Notwithstanding any other provision of these articles, if the company is, or becomes:

     (a) a company which is not a reporting company;

     (b) a reporting company that has not, with respect to any of its securities, filed a prospectus with the Superintendent of Brokers for British Columbia or any similar securities regulatory body within or outside British Columbia and obtained therefor a receipt or its equivalent; or

     (c) a reporting company that does not have any of its securities listed for trading on any stock exchange;

then no shares shall be transferred without the previous consent of the directors expressed by a resolution of the Board and the directors shall not be required to give any reason for refusing to consent to any such proposed transfer. The consent of the Board required by this article may be in respect of a specified proposed trade or trades or trading generally, whether or not over a specific period of time, or by specific persons or with such other restrictions or requirements as the directors may determine.

     5.2 Subject to the provisions of the memorandum and these articles, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and


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delivered to the company or its transfer agent. The instrument of transfer of any share shall be in the form, if any, on the back of the company's share certificates or in such other form as the directors may from time to time approve. Except to the extent that the COMPANY ACT may otherwise provide, the transferor shall be deemed to remain the holder of any share until the name of the transferee is entered in the register of members or a branch of members in respect thereof.

     5.3 The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the company, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by
share certificates deposited with the instrument of transfer.   If no
transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the company, its directors, officers and agents to register, in the name of the person designated in writing by the person depositing the instrument of transfer with the company, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer.

     5.4 Neither the company nor any director, officer or agent thereof shall be bound to enquire into the title of the person named in the form of transfer as transferee, or if no person is named therein as transferee, of the person designated in writing by the person depositing the instrument of transfer with the company, or be liable to any claim by the registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

     5.5 Every instrument of transfer shall be executed by the transferor, or his duly authorized attorney, and left at the registered office of the company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the authority of any such attorney, the title of the transferor or his right to transfer the shares, and the right of the transferee to have the transfer registered. All instruments of transfer, where the transfer is registered, shall be retained by the company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the some when tendered for registration.

     5.6 There shall be paid to the company in respect of the registration of any transfer such sum, if any, as the directors may from time to time determine.

                                    PART 6
                             ALTERATION OF CAPITAL

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                                       5

     6.1 The company may by ordinary resolution filed with the registrar alter its memorandum to increase the authorized capital of the company by:

     (a) creating shares with par value or shares without par value, or both;

     (b) increasing the number of shares with par value or shares without par value, or both; or

     (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

     6.2 Any new shares of the company created pursuant to an increase in the authorized capital of the company shall be subject to the provisions of these articles.

                                    PART 7
                       PURCHASE AND REDEMPTION OF SHARES

     7.1 Subject to the special rights or restrictions attached to any class or series of shares, the company may, by a resolution of the directors and in compliance with the COMPANY ACT, purchase any of its shares at the price and upon the terms specified in such resolution.

     7.2 If the company proposes at its option to redeem some but not all of the shares of any class or series, the directors may by resolution, subject to the special rights or restrictions attached to such shares, decide the manner in which the shares to be redeemed shall be selected.


                                    PART 8
                               BORROWING POWERS

     8.1  The directors may from time to time authorize the company to:

     (a) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they in their absolute discretion think fit;

     (b) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the company or any other person; and

     (c) mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets of the company, both present and future.

     8.2 Any bonds, debentures or other debt obligations of the company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption,


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surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the company, appointment of directors or otherwise and may by their terms be assignable free from any equities between the company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

     8.3 The company may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the directors may from time to time determine.

     8.4 A bond, debenture or other debt obligation which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the COMPANY ACT, is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

                                    PART 9
                               GENERAL MEETINGS

     9.1 Any general meeting other than an annual general meeting is herein referred to as an extraordinary general meeting.

     9.2 The directors may, whenever they think fit, convene an extraordinary general meeting for whatever purpose the directors may determine.

     9.3 A notice convening a general meeting specifying the place, the day and the hour of the meeting, and, in case of special business as defined in article 10.1, the general nature of that business, shall be given as provided in the COMPANY ACT to members entitled to receive such notice from the company. No notice need be given of business that is not special business. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any member shall not invalidate the proceedings at that meeting.

     9.4 Where, in accordance with the COMPANY ACT, the company has published in prescribed manner a 56 day advance notice of a general meeting at which directors are to be elected, the company may, notwithstanding such notice, postpone the general meeting to a date other than that specified in such notice. In the event of such a postponement, the company shall publish, in the same manner prescribed for the original notice, a notice of the postponement of the meeting which notice shall include, if the date to which the meeting is postponed is known, the same information as is required by the COMPANY ACT to be included in the original notice. If the date to which the meeting is postponed is not known, the notice of postponement need state only that the meeting is postponed until further notice, provided however that once such date is known, the company shall publish a new 56 day notice which shall comply with the COMPANY ACT. The date to which any such meeting is postponed shall be deemed to be the date of the meeting for the purpose of complying with any time limitations in respect of general meetings prescribed by the COMPANY ACT.

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     9.5    Except as otherwise provided by the COMPANY ACT, where special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the company or at some other place in British Columbia designated in the notice during normal business hours up to the date of such general meeting.


                                  PART 10
                      PROCEEDINGS AT GENERAL MEETINGS

     10.1 All business shall be deemed special business which is transacted at:

     (a)  an extraordinary general meeting; and

     (b) an annual general meeting other than the consideration of the reports of the directors and the auditor, fixing or changing the number of directors, the election of directors, the appointment of the auditor, the fixing of the remuneration of the auditor and such other business as by these articles or the COMPANY ACT may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the directors.

     10.2 No business, other than the election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

     10.3 Subject to article 10.4, a quorum shall be one member, or one proxyholder representing members, holding not less than one-twentieth of the issued shares entitled to be voted at the meeting. If there is only one member of the company, the quorum is one person present and being, or representing by proxy, such member. The directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a member or proxyholder or is otherwise entitled to vote thereat.

     10.4 If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

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     10.5   The Chairman of the Board, if any, or in his absence the
President of the company or in his absence a Vice-President of the company, if any, shall be entitled to preside as chairman at every general meeting of the company.

     10.6 If none of the persons referred to in article 10.5 is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the directors present shall choose one of their number or the solicitor of the company to be chairman or, if all the directors present and the solicitor of the company decline to take the chair or the directors shall fail to so choose or if no director be present, the persons present and entitled to vote shall choose one of their number to be chairman.

     10.7 Notwithstanding articles 10.5 and 10.6, with the consent of the meeting, which consent may be expressed by the failure of any person present and entitled to vote to object, the solicitor of the company may act as chairman of the meeting.

     10.8 The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not the advance notice otherwise required with respect to the election of directors, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

     10.9 No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

     10.10 Subject to the provisions of the COMPANY ACT, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless, before or on the declaration of the result of the show of hands, a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, unless the poll is to be taken at some later time pursuant to article 10.13, and such decision shall be entered in the book of proceedings of the company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

     10.11 In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a member or proxyholder.

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                                       9

     10.12 In the case of any disputes as to the admission or rejection of a vote, whether by show of hands or on a poll, the chairman shall determine the same, and his determination made in good faith shall be final and conclusive.

     10.13 No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. When the result of a poll indicates that a particular motion has carried by the requisite majority or failed, that result shall be deemed to be the result of the meeting at which the poll was demanded, taken at the time of such meeting, and such result shall be entered in the book of the proceedings of the company, which entry following destruction of the ballots cast on the poll, shall be conclusive evidence of such result. The demand for a poll shall not, unless the chairman so rules, prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

     10.14 On a poll, a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

     10.15 Unless the COMPANY ACT, the memorandum or these articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.


                                     PART 11
                                VOTES OF MEMBERS

     11.1 Subject to any special voting rights or restrictions attached to any class or series of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person at a general meeting and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxy.

     11.2 Any corporation, not being a subsidiary of the company, which is a member of the company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting, class meeting or series meeting. The person so authorized shall be entitled, subject to producing satisfactory evidence of his authority as hereinafter provided, to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative shall be demonstrated by presenting to the chairman of the meeting prior to

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commencement of the meeting, a copy of the authorizing resolution certified under seal by the Secretary of the member corporation and by presenting evidence acceptable to the chairman of the identity of the person presenting himself as the representative. In the absence of such evidence, the chairman shall determine whether of not any such person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

     11.3 A corporation, not being a subsidiary of the company, which is a member of the company may appoint a proxyholder.

     11.4 Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purpose of this article, be deemed joint members.

     11.5 A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, CURATOR BONIS, or other person in the nature of a committee or CURATOR BONIS appointed by that court. Evidence of the appointment of any such committee, CURATOR BONIS of other person shall be demonstrated by presenting to the chairman of the meeting, prior to commencement of the meeting, a notarially certified copy of the court order by which he was appointed and by presenting evidence acceptable to the chairman that he is the person named in the order as the appointee. In the absence of such evidence, the chairman shall determine whether or not any such committee, CURATOR BONIS or other person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

     11.6 A committee, CURATOR BONIS or other person appointed in respect of a member of unsound mind and entitled to vote as aforesaid may appoint a proxyholder.

     11.7 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more, but not more than five, proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote.
A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder. A proxyholder need not be a member of the company.

     11.8 A proxy shall be in writing executed by the member or his attorney duly authorized in writing, or, where the member is a corporation, by a duly authorized officer, attorney or representative appointed pursuant to article 11.2, of the corporation, or, where a proxy is given by a committee, CURATOR BONIS or other person appointed by court order on behalf of a member of unsound mind, by such committee, CURATOR BONIS or other person. A proxy executed on behalf of

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                                       11

a member by his attorney duly authorized in writing or on behalf of a corporate member by a duly authorized officer or corporate representative or on behalf of a member of unsound mind by his committee, CURATOR BONIS or other person duly appointed by court order, shall be accompanied by the power of attorney, the document whereby the officer or corporate representative derives his authority or the court order, as the case may be, or a notarially certified copy thereof.

     11.9 Unless some other time by which proxies must be deposited has been fixed by the directors, a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the place specified for that purpose in the notice convening the meeting, not less than 48 hours, excluding Saturdays and holidays, before the time for holding the meeting or adjourned meeting in respect of which the person named in the proxy is appointed. In addition to any other method of depositing proxies provided for in these articles, the directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and, subject to the COMPANY ACT, fixing the time or times for depositing the proxies preceding the meeting or adjourned meeting specified in the notice calling the meeting, and providing for particulars of such proxies to be sent to the company or any agent of the company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the company or of any agent of the company appointed for the purpose of receiving such particulars, and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part, and votes given in accordance with such regulations shall be valid and shall be counted.

     11.10 The chairman of the meeting shall determine whether or not a proxy, deposited for use at such meeting, which may not strictly comply with the requirements of this Part as to form, execution, accompanying documentation, time of filing or otherwise shall be valid for use at such meeting and any such determination made in good faith shall be final and conclusive.

     11.11 Unless the COMPANY ACT or any other statute or law which is applicable to the company or to any class or series of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the directors or the chairman of the meeting shall approve:


                                (Name of Company)


          The undersigned, being a member of the above named company, hereby appoints ___________________________________________________ or
          failing him, __________________________________________ as proxyholder for the

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                                       12

          undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the company to be held on the ________________ day of ____________________ and at any adjournment thereof.

          Signed this _______________ day of ___________________, ________.

                         __________________________________
                         (Signature of Member)


     11.12  Every proxy may be revoked by an instrument in writing,

     (a) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

     (b) delivered either to the registered office of the company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner provided by law. The provisions of this article shall apply MUTATIS MUTANDIS to a proxy executed by a corporate representative or by a committee, CURATOR BONIS or other person duly appointed by court order in respect of a member of unsound mind.


                                     PART 12
                            CLASS AND SERIES MEETINGS

     12.1 In the event of a meeting of the members of any class or series of shares of the company, the provisions of these articles relating to the call and conduct of and voting at general meetings shall apply to the extent applicable; provided however that the quorum for a class or series meeting, unless otherwise specified in the special rights or restrictions attached to the shares of the class or series, shall be one person holding or representing by proxy at least one-third of the issued shares of that class or series.


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                                       13

     13.1 The subscribers to the memorandum of the company are the first directors. The directors, if any, to succeed the first directors may be appointed in writing by a majority of the subscribers to the memorandum or at a meeting of the subscribers or, if not so appointed, shall be elected by the members entitled to vote on the election of directors. The number of directors, excluding additional directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not.

     13.2 The remuneration of the directors as such may from time to time be determined by the directors or, if the directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the company as such who is also a director. The directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the company and if any director shall perform any professional or other services for the company that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specially occupied in or about the company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The directors on behalf of the company, unless otherwise determined by ordinary resolution, may pay a gratuity, pension or allowance on retirement to any director who has held any salaried office or place of profit with the company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

     13.3 A director shall not be required to hold a share in the capital of the company as qualification for his directorship.

                                    PART 14
                       ELECTION AND REMOVAL OF DIRECTORS

     14.1 At each annual general meeting of the company all the directors shall retire and the members entitled to vote thereat shall elect a Board of Directors.

     14.2  A retiring director shall be eligible for re-election

     14.3 Where the company fails to hold an annual general meeting in accordance with the COMPANY ACT, the directors then in office shall be deemed to have been elected or appointed as directors pursuant to these articles on the last day on which the annual general meeting could have been held, and they may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.

     14.4 Where the number of directors of the company has been fixed by ordinary resolution, the Board elected at any annual general meeting shall, if the number of nominees is sufficient, consist of that number. If the Board elected consists of fewer directors than the number so fixed, the vacancies remaining on the Board shall be deemed to be casual vacancies.

     14.5 Any casual vacancy occurring in the Board of Directors may be filled by the remaining directors or director.

     14.6 Regardless of the number of directors of the company as may have been fixed by ordinary resolution, between annual general meetings the directors shall have the power to appoint one or more additional directors but not more than one-third of the number of directors elected or appointed at the last general meeting.

     14.7 Any director may by instrument in writing delivered to the company appoint any person to be his alternate to act in his place at meetings of the directors at which he is not present unless the directors shall have reasonably disapproved the appointment of such person as an alternate director and shall have given notice to that effect to the director appointing the alternate director within a reasonable time after delivery of such instrument to the company. Every such alternate shall be entitled to notice of meetings of the directors and to attend and vote as a director at a meeting at which the person appointing him is not personally present, and, if he is a director, to have a separate vote on behalf of the director he is representing in addition to his own vote. A director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate, if any, shall be payable out of the remuneration of the director appointing him.

     14.8 In addition to the applicable provisions of the COMPANY ACT, a director ceases to hold office when he is convicted of an indictable offense and the other directors have unanimously resolved to remove him.

                                    PART 15
                        POWERS AND DUTIES OF DIRECTORS

     15.1 The directors shall manage or supervise the management of the affairs and business of the company and shall have the authority to exercise all such powers of the company as are not, by the COMPANY ACT or by the memorandum or these articles, required to be exercised by the company in general meeting.

     15.2 The directors may from time to time, by power of attorney, appoint any person to be the attorney of the company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these articles and excepting the powers of the directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the directors may think fit, and any such appointment may be made in favour of any of the directors or any of the members of the company or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in them.

                                    PART 16
                      DISCLOSURE OF INTEREST OF DIRECTORS

     16.1 A director who is, in any way, directly or indirectly, interested in a proposed contract or transaction with the company shall be counted in the quorum at any meeting of the directors at which the proposed contract or transaction is approved.

     16.2 A director may hold any office or place of profit with the company, other than the office of auditor of the company, in conjunction with his directorship for such period and on such terms, as to remuneration or otherwise, as the directors may determine and no director or intended director shall be disqualified by his directorship from contracting with the company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the COMPANY ACT, no contract or transaction entered into by or on behalf of the company in which a director is in any way interested shall be liable to be voided by reason thereof.

     16.3 Subject to compliance with the provisions of the COMPANY ACT, a director or his firm may act in a professional capacity for the company and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

     16.4 A director may be or become a director or other officer or employee of, or otherwise interested in, any other corporation or firm, whether or not the company is interested therein as a shareholder or otherwise, and, subject to compliance with the provisions of the COMPANY ACT, such director shall not be accountable to the company for any remuneration or other benefits received by him as a director, officer or employee of, or from his interest in, such other corporation or firm.

                                    PART 17
                           PROCEEDINGS OF DIRECTORS

     17.1 The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the directors present shall choose one of their number to be chairman of the meeting. With the consent of the meeting, the solicitor of the company, if present, may act as chairman of a meeting of the directors.

     17.2 The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice, if any, as the Board may by resolution from time to time determine.

     17.3 A director may participate in a meeting of the Board or of any committee of the directors by means of conference telephone or other communications facility by means of which all directors participating in the meeting can hear each other and provided that no director objects to such participation. A director participating in a meeting in accordance with this article shall be deemed to be present at the meeting and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

     17.4 A director may, and the Secretary or an Assistant Secretary upon request of a director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each director and alternate director at his address as it appears on the books of the company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of directors to any director or alternate director (a) who is at the time not in the Province of British Columbia or (b) if such meeting is to be held immediately following a general meeting at which such director shall have been elected or is the meeting of directors at which such director is appointed.

     17.5 Any director of the company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn, no notice need by given to such director and, unless the director otherwise requires in writing to the Secretary, to his alternate director of any meeting of directors, and all meetings of the directors so held shall not be deemed to have been improperly called or constituted by reason of notice not having been given to such director or alternate director.

     17.6 The quorum necessary for the transaction of the business of the directors may be fixed by the directors and if not so fixed shall be a majority of the directors holding office at the time or, if the company shall have only one director, shall be one director.

     17.7 The continuing directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number, if any, fixed pursuant to these articles as the necessary quorum of directors, the continuing directors may act for the purpose of increasing the number of directors to that number, or of summoning a general meeting of the company, but for no other purpose.

     17.8 Subject to the provisions of the COMPANY ACT, all acts done by any meeting of the directors or a committee of directors, or by any person acting as a director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such director or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.

     17.9 A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                                    PART 18
                        EXECUTIVE AND OTHER COMMITTEES

     18.1 The directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, the Executive Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The Executive Committee shall keep regular minutes of its business and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts proposed by the Executive Committee, except as to acts done before such revocation or overriding, and to terminate the appointment or change the membership of such committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. The quorum necessary for the transaction of business of the Executive Committee shall be a majority of its members.

     18.2 The directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board as they think fit (except the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution. All committees so appointed shall keep regular minutes of their business and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The directors shall have the power at any time to revoke or override any authority given to or acts proposed by any such committee, except as to acts done before such revocation or overriding, and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. The quorum necessary for the transaction of business of any such committee shall be a majority of its members.

     18.3 The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present and, in the case of an equality of votes, the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                                    PART 19
                                   OFFICERS

     19.1 The directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the directors shall determine and the directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the COMPANY ACT.

     19.2 One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a director.
The other officers need not be directors. The remuneration of the officers of the company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the directors. Such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may, in addition to such remuneration, be entitled to receive, after he ceases to hold such office or leaves the employment of the company, a pension or gratuity. The directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. Notwithstanding the foregoing, the Secretary shall, inter alia, perform such functions of the Secretary as may be specified in the COMPANY ACT.


                                    PART 20
                          INDEMNITY AND PROTECTION OF
                       DIRECTORS, OFFICERS AND EMPLOYEES

     20.1 Subject to the provisions of the COMPANY ACT, the directors shall cause the company to indemnify a director or former director of the company and the directors may cause the company to indemnify a director or former director of a corporation of which the company is or was a shareholder, and in either case the heirs and personal representatives of any such person, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director of the company or a director of such corporation,
including any action brought by the company or any such corporation.   Each
director of the company on being elected or appointed shall be deemed to have contracted with the company on the terms of the foregoing indemnity.

     20.2 Subject to the provisions of the COMPANY ACT, the directors may cause the company to indemnify any officer, employee or agent of the company or of a corporation of which the company is or was a shareholder (notwithstanding that he is also a director), and his heirs and personal representatives, against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the company or such corporation. In addition, the company shall indemnify the Secretary or an Assistant Secretary of the company (if he shall not be a full time employee of the company and notwithstanding that he is also a director), and his heirs and legal representatives, against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the COMPANY ACT and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the company on the terms of the foregoing indemnity.

     20.3 The failure of a director or officer of the company to comply with the provisions of the COMPANY ACT or of the memorandum or these articles shall not invalidate any indemnity to which he is entitled under this Part.

     20.4 The directors may cause the company to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the company or as a director, officer, employee or agent of any corporation of which the company is or was a shareholder, and his heirs, or personal representatives, against any liability incurred by him as a director, officer, employee or agent, as the case may be.


                                    PART 21
                             DIVIDENDS AND RESERVE

     21.1 The directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the directors as to the amount of such funds or assets available for dividends shall be conclusive. The company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the company or any other corporation or in any one or more such ways as may be authorized by the company or the directors. Where any difficulty arises with regard to such a distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments, in substitution for all or any part of the specific assets to which any members may otherwise be entitled, shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the directors.

     21.2 Any dividend declared on shares of any class by the directors may be made payable on such date as is fixed by the directors.

     21.3 Subject to the rights of members, if any, holding shares with specific rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

     21.4 The directors may, before declaring any dividend, set aside out of funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the company or be invested in such investments as the directors may from time to time think fit. The directors may also, without placing the same in reserve, carry forward such funds as they consider prudent not to divide.

     21.5 If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other monies payable in respect of the share.

     21.6 No dividend shall bear interest against the company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

     21.7 Any dividend, bonus or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register of members, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby, plus the amount of any tax required by law to be deducted, discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

     21.8      Notwithstanding anything contained in these articles,

     a) the directors may from time to time capitalize any undistributed surplus on hand of the company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the company as a dividend representing such undistributed surplus on hand or any part thereof; and

     b) the directors may in their sole discretion subject only to the provisions of the COMPANY ACT declare and pay dividends, in cash, IN SPECIE or otherwise, out of the capital of the company.


                                    PART 22
                               ACCOUNTING RECORDS

     22.1 The company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the company in order properly to record the financial affairs and condition of the company and to comply with the COMPANY ACT.

     22.2 Unless the directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the company shall be entitled to inspect the accounting records of the company.

                                    PART 23
                                    NOTICES

     23.1 A notice, statement or report may be given or delivered by the company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays and holidays excepted, following the date of mailing. A certificate, signed by the Secretary or other officer of the company or of any other corporation acting in that behalf for the company stating that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

     23.2 A notice, statement or report may be given or delivered by the company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

     23.3 A notice, statement or report may be given or delivered by the company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it by mail, prepaid, addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address, if any, supplied to the company for such purpose by the persons claiming to be so entitled, or, until such address has been so supplied, by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

     23.4 Notice of every general meeting or meeting of members holding shares of a particular class or series shall be given in a manner hereinbefore authorized to every member holding, at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the company and the directors of the company shall be entitled to receive notice of any such meeting.





                                    PART 24
                                     SEAL

     24.1 The directors may provide a seal for the company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely:

     (a)  any two directors; or

     (b) one of the Chairman of the Board, the President, the Managing Director, a director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer; or

     (c) if the company shall have only one member, the President or the Secretary; or

     (d) such person or persons as the directors may from time to time by resolution appoint,

and the said directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution, the seal may be affixed in the presence of any one director or officer. Any document to which the seal of the company is affixed in accordance with the provisions of this article shall be deemed for all purposes to be a valid and binding obligation of the company in accordance with its terms.

     24.2 To enable the seal of the company to be affixed to any bonds, debentures, share certificates, or other securities of the company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the company are, in accordance with the COMPANY ACT or these articles, printed or otherwise mechanically reproduced, there may be delivered to the firm or person employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or person to cause the company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the company's seal has been so affixed shall for all purposes be deemed to be under and to bear the company's seal lawfully affixed thereto.



                                    PART 25
                     MECHANICAL REPRODUCTION OF SIGNATURES

     25.1 The signature of any officer, director, registrar, branch registrar, transfer agent or branch agent of the company, unless otherwise required by the COMPANY ACT or by these articles, may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the company or any officer thereof. Any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issue of such instrument.

     25.2 The term "instrument" as used in article 25.1, shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the company, bonds, debentures and other debt obligations of the company, and all paper writings.